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EXHIBIT 23.1

INDEPENDENT ACCOUNTANTS' CONSENT

        We consent to the use in Amendment No. 2 to this Registration Statement on Form SB-2 of GrayMark Productions, Inc. of our report dated March 5, 2004 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ EVANS, GAITHER & ASSOCIATES, PLLC

Edmond, Oklahoma,
May 4, 2004

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INDEPENDENT ACCOUNTANTS' CONSENT